Presentation Title or Conference    (To Edit or Delete: View > Slidemaster)
© 2013 Northern Trust Corporation
Service Expertise Integrity
P R I N C I P L E S   T H A T   E N D U R E
EXHIBIT 99.1
Northern Trust Corporation
Frederick H. Waddell
Chairman & Chief Executive Officer
Barclays Global Financial Services Conference 2013
New York
September 11, 2013
northerntrust.com

2 Barclays Global Financial Services Conference 2013
Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to
Northern Trust’s financial goals, capital adequacy, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including allowance levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties.
Our 2012 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern
Trust disclaims any continuing accuracy of the information provided in this presentation after today.

3 Barclays Global Financial Services Conference 2013
Leading advisor to affluent market
AUM $202 Billion
AUC $453 Billion
Personal Financial Services
Leading global custodian
AUC $4.5 Trillion
AUM $601 Billion
Corporate & Institutional Services
Leading asset manager for personal &
institutional clients
AUM $803 Billion
Northern Trust Global Investments
Operations & Technology
Integrated global operating platform
Serving personal and institutional clients
$1.7 Billion in technology spending 2010-2012
Founded in 1889, Northern Trust Corporation is a global leader in asset servicing, asset management, wealth management and banking for personal and institutional clients.
A Highly Focused Business Model
Corporations
Pension funds
Fund managers
Foundations
Endowments
Sovereign
wealth funds
Individuals
Families
Family offices
Family foundations
& endowments
Privately held
businesses

4 Barclays Global Financial Services Conference 2013
Personal Financial Services
Life-driven Approach to Serving the Affluent Market
Private &
Business
Banking
Deposit services
Custom financing
Stock option
lending
Financial
Planning
Cash flow analysis
Debt management
Tax planning
Retirement
planning
Investment
Management
Comprehensive
investment
capabilities
Custom asset
allocation
Broad menu of
outside managers
Brokerage services
Trust & Estate
Services
Wealth transfer
planning
Trust and estate
services
Philanthropic
advisory services
Securities custody
Advisory
Services
Family education
and governance
Family business
Non-financial asset
management
Foundation &
Institutional
Advisors
Customized
investment
objectives
and strategic
asset allocation
Manager selection
and oversight
Asset servicing and
administration
Providing comprehensive wealth management solutions to successful individuals, families and privately held businesses.
Ranked among the
Top 10 Wealth Managers
(2012)
Best Trust Company
(2012)
Best Private Bank in
North America
(2012)
One of  World's
Most Admired Companies
(2012)

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Corporate & Institutional Services
Delivering a Broad Range of Solutions
Asset
Processing
Safekeeping
Settlement
Derivatives and
collateral
processing
Income collection
Corporate actions
Tax reclamation
Asset
Administration
Fund accounting
Transfer agency
Corporate
secretarial/trustee
Valuations
Investment
operations
outsourcing
Asset
Reporting
White label
reporting
Valuation analytics
Performance
analytics
Risk monitoring
and reporting
Trade execution
analysis
Asset
Enhancement
Cross-border
pooling
Trade execution
Cash management
Securities lending
Foreign exchange
Asset
Management
Active
Global index
Investment
outsourcing
Liability driven
investing
Multi-manager
Transition
management
Providing an array of asset servicing and asset management services to institutional clients around the world.
Best European ETF Administrator
(2013)
Custody and Securities Services
Provider of the Year
(2012)
Hedge Fund Administrator of the Year
(2012 and 2013)
Best Custody & Alternative Fund Administration
in Asia-Pacific
(2013)
Global Custody & Transition Management Award
(2013)
Global Custody Award Winners
(2012)
Best Client Servicing Award
(2013)

Asset Classes
Equities
$411 Billion
(51%)
Fixed Income
$142 Billion
(18%)
Short
Duration
$230 Billion
(29%)
Other
$20 Billion
(2%)
Client Segments
$601 Billion
Institutional
$202 Billion
Personal
Styles
$36 Billion
(5%)
$358 Billion
(45%)
Active
$390 Billion
(48%)
Index
Multi-Manager
Other
$19 Billion
(2%)
Providing diversified asset management solutions, with total assets under management of $803 billion
Northern Trust Global Investments
Client Focused, Diversified Investment Manager
As of June 30, 2013
U.S. Fixed Income Municipal
Manager of the Year
(2013)
Leadership in Equity Indexing
(2011)
14
th
Largest Manager Worldwide
14
th
Largest Manager of Worldwide Institutional Assets
3
rd
Largest  Passive International Equity Manager
4
th
Largest  Passive Domestic Equity Manager
4
th
Largest  Passive Domestic Fixed Income
(2013 based on December 31, 2012 assets)
Barclays Global Financial Services Conference 2013 6

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Trends Impacting Our Business
Secular Trends
Global wealth creation
Globalization/cross-border investing
Expanding use of alternative assets
Shift from active to passive management
Increased regulation
Focus on risk management
Demand for transparency
Back and middle office outsourcing
Cyclical Trends
Historically low interest rates
Low foreign exchange volatility
Low securities lending demand

8 Barclays Global Financial Services Conference 2013
Strong Organic Growth Impacted by Operating Conditions
June 30, 2013 YTD
1
Other Revenue includes Net Interest Income, Foreign Exchange Trading Income and Other Noninterest Income
Strong organic growth
Cyclical headwinds
Good expense management
Balanced business model
-
PFS C&IS Consolidated
Trust, Investment & Other
Servicing Fees
9% 9% 9%
Other Revenue -11% -4% -9%
Total Revenue 1% 4% 2%
Noninterest Expense 2% 0% 1%
Tax Margin (1H 2013) 32% 25% 27%
Net Income
($ millions)
$182.5 $179.4 $355.1
over Year % Growth
1
Pre
-
Year

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Driving Performance
Focused on Improving Profitability and Returns
Revenue
Enhancements
Fully align value proposition
Unbundle pricing structures
Expand share of relationship
Simplify organizational structure
Align retirement plans with market
Rationalize real estate
Consolidate banking charters
Corporate-wide
Initiatives
Migrate IT resourcing mix
Rationalize overlapping applications
Manage internal end-user demand
Technology
Efficiency
Streamline major business processes
Optimize operational footprint
Apply best-in-class procurement practices
Refine service delivery model
Process
Optimization
~$50
~$45
~$35
~$25
~$55
~$65
Expense Efficiencies
Revenue Enhancements
$ Millions

10 Barclays Global Financial Services Conference 2013 Investing for the Future Capabilities & Expertise Strategic Locations Technology Risk Management Investing in…

11 Barclays Global Financial Services Conference 2013 Investing in Capabilities & Expertise Investing in capabilities and expertise to better serve clients Goals Driven Investing

12 Barclays Global Financial Services Conference 2013
Investing in new offices
Frankfurt Saudi Arabia
Investing in office relocations
New York Miami Los Angeles
Forth Worth
Investing in Strategic Locations

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Investing in technology to enhance client and
partner experience
Mobile and internet
Integrated analytics, performance & reporting for asset managers
Shared service, automated workflow across personal and
institutional clients
Highly available platforms, converged infrastructures
Commodity virtualized servers
Service oriented architectures
Investing in Technology
Information Delivery
Risk Analytics and Reporting
Client Administration
Availability & Resiliency
Infrastructure Optimization

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Investing in risk management infrastructure and enhancing
existing capabilities to meet regulatory requirements
Investing in Risk Management
Compliance
Supporting clients in the European Union under the Alternative Investment Fund
Managers Directive and continuing to implement processes to comply with Foreign
Account Tax Compliance Act
Resolution Planning
Capital Planning
Transitioning from Capital Plan Review (CapPR) to Comprehensive Capital
Analysis and Review (CCAR) under Federal Reserve’s Capital Plan Rule
Preparing to submit Resolution Plan by December 31, 2013 as required under the
Dodd-Frank Act

15 Barclays Global Financial Services Conference 2013 Investing for the Future Capabilities & Expertise Strategic Locations Technology Risk Management Investing in…

16 Barclays Global Financial Services Conference 2013
Market Leader in Focused Businesses
Strong History of Organic Growth
Focused on Driving Performance
Investing for the Future
Northern Trust Corporation
Strategically Positioned for Growth